UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2005

FRANKLIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Franklin Parkway, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 312-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

(a) On October 21, 2005, Franklin Resources, Inc. (the “Company”) sent a notice to participants in its Franklin Templeton Profit Sharing 401(k) Plan (the “401(k) Plan”) informing them that, due to a change in recordkeeper and enhancements to be implemented with regard to the 401(k) Plan, participants in the 401(k) Plan will not be able (i) to direct or diversify the assets held in their 401(k) Plan accounts, (ii) to make changes to salary deferral investment elections and (iii) to request a loan, distribution or in-service withdrawal, during a period that will begin on November 21, 2005 and is expected to end during the week of December 12, 2005. This period is referred to as the “Blackout Period”.

A participant in the 401(k) Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Penelope S. Alexander, Vice President, Human Resources-U.S., at Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403-1906, at (650) 312-3092, before and during the Blackout Period, and the Office of the General Counsel, Franklin Resources, Inc., One Franklin Parkway, San Mateo, California 94403-1906, for a period of two years thereafter.

On October 24, 2005, the Company sent a notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company’s common stock held in the 401(k) Plan, they would be prohibited during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR promulgated by the Securities and Exchange Commission, from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company provided such notice to its executive officers and directors within five (5) business days of October 21, 2005, which is the date the notices were mailed to participants in the 401(k) Plan and that the Company was notified of the Blackout Period.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Notice to Executive Officers and Directors of Franklin Resources, Inc. Regarding 401(k) Plan Blackout Period and Restrictions on Ability to Trade in Company Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.
Date: October 24, 2005	/s/ Barbara J. Green
Name: Barbara J. Green Title: Vice President, Deputy General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Notice to Executive Officers and Directors of Franklin Resources, Inc. Regarding 401(k) Plan Blackout Period and Restrictions on Ability to Trade in Company Securities.